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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 17, 2003


                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                       1-4174                     73-0569878
---------------                ------------              -------------------
(State or other                (Commission                (I.R.S. Employer
jurisdiction of                File Number)              Identification No.)
incorporation)


  One Williams Center, Tulsa, Oklahoma                         74172
----------------------------------------                     ----------
(Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code: 918/573-2000


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 9.  Regulation FD Disclosure.

           The Williams Companies, Inc. ("Williams") wishes to disclose for Regulation FD purposes its press release dated June 17, 2003, furnished herewith as Exhibit 99.

           Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE WILLIAMS COMPANIES, INC.


Date: June 19, 2003                           /s/ Brian K. Shore
                                             ---------------------------------
                                             Name: Brian K. Shore
                                             Title: Corporate Secretary

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                                INDEX TO EXHIBITS

 EXHIBIT
 NUMBER       DESCRIPTION
 -------      -----------
   99         Copy of Williams' press release dated June 17, 2003.